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                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


       In connection with the Quarterly Report on Form 10-Q of Hybridon, Inc. (the "Company") for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Stephen R. Seiler, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

       (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
                                            /s/ Stephen R. Seiler
                                            ------------------------------------
Dated: October 23, 2002                     Stephen R. Seiler
                                            Chief Executive Officer



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Quarterly Report on Form 10-Q of Hybridon, Inc. (the "Company") for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Robert G. Andersen, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

       (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
                                            /s/ Robert. G. Andersen
                                            ------------------------------------
Dated: October 23, 2002                     Robert. G. Andersen
                                            Chief Financial Officer